Exhibit 10.12
UNIVERSITY OF ARIZONA®	888 N. Euclid Ave., Rm. 204 P.O. Box 210158 Tucson, AZ 85721-0158 Tel: (520) 621-5000 Fax: (520) 626-4600 www.ott.arizona.edu

SECOND AMENDMENT
TO
EXCLUSIVE PATENT LICENSE AGREEMENT
BETWEEN
THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA
AND
SOLTERRA RENEWABLE TECHNOLOGIES, INC.

This Amendment to the EXCLUSIVE PATENT LICENSE AGREEMENT BETWEEN THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA AND SOLTERRA RENEWABLE TECHNOLOGIES, INC. (the "Agreement") is made effective as of the December 17th, 2010 and is between THE ARIZONA BOARD OF REGENTS ON BEHALF OF THE UNIVERSITY OF ARIZONA, an Arizona body corporate with its principal campus in Tucson, Arizona 85721 (the "UNIVERSITY"), and SOLTERRA RENEWABLE TECHNOLOGIES, INC., an Arizona Company with its principal place of business at 7700 South River Parkway, Tempe, AZ 85284 ("LICENSEE").

UNIVERSITY and LICENSEE agree to amend Article 3.1.b to read as follows upon execution of this Amendment:

3.b Minimum Annual Royalty: A minimum royalty according to the following schedule.

3.b.i  The Annual Minimum Royalties will be adjusted by the cumulative percentage change in the CPI-W Consumer Price Index between July and the June preceding the date on which the payment in question is payable.

Due Date	Minimum Royalty Due
June 30, 2012	$5,000
December 31, 2013	$25,000
December 31, 2014	$50,000
June 30, 2015	$125,000
Each June 30 of every year thereafter	$200,000

3.b.ii  The Annual Minimum Royalties will be adjusted by the cumulative percentage change in the CPI-W Consumer Price Index between July and the June preceding the date on which the payment in question is payable.

IN WITNESS WHEREOF, each party hereto has executed this Agreement in duplicate originals by their respective and duly authorized officers on the day and year below written.

ARIZONA BOARD OF REGENTS		SOLTERRA RENEWABLE TECHNOLOGIES
on behalf of
THE UNIVERSITY OF ARIZONA

Date:6/12/122
(Signature)		(Signature)
Name: Nina Ossanna		Name: Steven Squires
Title: Interim Co-Director		Title: President and CEO
Office of Technology Transfer